Events after the balance sheet date	6 Months Ended
Jun. 30, 2023
Events after the balance sheet date
Events after the balance sheet date

22. Events after the balance sheet date

On July 28, 2023, 2,946,000 shares have been issued through the exercise of pre-funded warrants and will be registered in the trade register in early 2024 at the latest in accordance with Swiss Corporate law. The amount of the share capital as registered in the trade register remains at CHF 1,329,483.11 divided into 132,948,311 shares.

On August 2, 2023, the research agreement with Indivior has been extended until June 30, 2024 and Indivior committed additional research funding of CHF 2.7 million of which CHF 1.1 million is expected to be received directly by the Group and CHF 1.6 million paid directly by Indivior to third party suppliers that are supporting the funded research program.